[DEUTSCHE ASSET MANAGEMENT LETTERHEAD]



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder U.S. Bond Index Portfolio, a series of Scudder Investment Portfolios, on Form N-CSR of the Scudder U.S. Bond Index Portfolio (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                              /s/Richard T. Hale
                                             -----------------------
                                             Richard T. Hale
                                             Chief Executive Officer
                                             Scudder U.S. Bond Index
                                             Portfolio, a series of Scudder
                                             Investment Portfolios

                                          [DEUTSCHE ASSET MANAGEMENT LETTERHEAD]





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder U.S. Bond Index Portfolio, a series of Scudder Investment Portfolios, on Form N-CSR of the Scudder U.S. Bond Index Portfolio (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                             /s/Charles A. Rizzo
                                            --------------------------------
                                            Charles A. Rizzo
                                            Chief Financial Officer
                                            Scudder U.S. Bond Index
                                            Portfolio, a series of Scudder
                                            Investment Portfolios